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                                                                 EXHIBIT 10.12.1



                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (hereinafter called "Amendment") made and entered into as of the 30th day of July, 1997, by and among IMAGE INDUSTRIES, INC., a Delaware corporation (hereinafter called the "Company"), H. STAN PADGETT, a resident of Georgia (hereinafter called "Employee") and THE MAXIM GROUP, INC., a Delaware corporation (hereinafter called "Maxim").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Employee and Company entered into an Employment Agreement dated July 30, 1993, as amended (the "Agreement"), which the parties wish to hereby amend;

     NOW, THEREFORE, for and in consideration of the premises, the mutual covenants contained herein and other good and valuable considerations the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendments. From and after the date hereof, the Agreement is hereby amended by deleting from Section 6 of the Agreement the words "for a period of five (5) years thereafter" and substituting in lieu thereof the words "until July 30, 2000".

     2. Continued Effect. Except as hereby amended, the Agreement shall be unchanged and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have set forth their hands and seals, effective as of the date first above written.



                                   /s/ H. Stan Padgett
                                   ----------------------------------------
                                   H. STAN PADGETT



                                   IMAGE INDUSTRIES, INC.


                                   By: /s/ Larry M. Miller
                                      -------------------------------------
                                   Name:   Larry M. Miller
                                        -----------------------------------
                                   Title:  Chairman of the Board
                                         ----------------------------------



                                   THE MAXIM GROUP, INC.


                                   By: /s/ A.J. Nassar
                                      -------------------------------------
                                   Name:   A.J. Nassar
                                        -----------------------------------
                                   Title:  President
                                         ----------------------------------